                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)     January 10, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                          000-26534              13-3671221
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(State or Other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                  File Number)       Identification No.)

     4 Science Park, New Haven, CT                                     06511
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 10, 2006, Vion Pharmaceuticals, Inc. (the "Company") appointed Meghan
Fitzgerald as its Vice President and Chief Business Officer. Prior to joining the Company, Ms. Fitzgerald was employed by Pfizer Inc. from 2001 to early 2006, where she held positions in strategic planning and marketing. Most recently, Ms.
Fitzgerald was Senior Director of Strategic Planning and Business Development
for Pfizer Global Pharmaceuticals, the company's main operating division. Ms.
Fitzgerald previously was Worldwide Marketing Director of Lifecycle Management,
where she led a team responsible for implementing a ten-year lifecycle plan for various pharmaceutical products.

In connection with Ms. Fitzgerald's appointment, the Company entered into a change in control severance agreement with Ms. Fitzgerald, pursuant to which she would be entitled to certain payments in the event her employment is terminated during the twelve-month period following a "change in control," as defined in the agreement. Specifically, if a "change in control" occurs, she will be entitled to a lump sum severance payment equal to the sum of (i) twelve months of her monthly base salary as in effect as of the date of termination or immediately prior to the change in control, whichever is greater, and (ii) the average of the last two cash annual bonus payments made to her by the Company prior to the change in control. Ms. Fitzgerald would also be entitled to all payments necessary to provide her with group health insurance benefits substantially similar to those which she was receiving immediately prior to the date of termination until the earlier of 18 months after such termination or the date she has obtained new full-time employment. The foregoing amounts are not payable if her termination is because of her death, by us for cause, or by her other than for good reason.

The severance agreement with Ms. Fitzgerald is effective as of January 10, 2006.
A form of severance agreement was filed as Exhibit 10.28 to the Company's
Quarterly Report on Form 10-QSB for the quarter ended March 31, 1999, and is incorporated herein by reference.

Ms. Fitzgerald will be paid a base salary of $225,000 annually. On January 10,
2006, the Company granted Ms. Fitzgerald 140,000 shares of restricted stock which will vest upon the earliest of (i) December 31, 2008, (ii) a Change of
Control (as defined in our 2005 Stock Incentive Plan) or (iii) the approval of an NDA to market Cloretazine(R). The Company also granted Ms. Fitzgerald 20,000 shares of restricted stock which will vest upon the earlier of April 30, 2006 or a Change of Control. Ms. Fitzgerald will be eligible for an annual performance bonus under the Company's management incentive bonus program of up to 25% of the annual base salary. Ms. Fitzgerald will receive an additional amount of $75,000 as a bonus payable in five equal installments from January 2006 through May 2006 provided that she is still employed by the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

          Exhibit 99.1     Press release, dated January 10, 2005, announcing
                           addition to senior management team.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VION PHARMACEUTICALS, INC.

Date: January 12, 2006              By: /s/ Howard B. Johnson
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                                    Name:  Howard B. Johnson
                                    Title: President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit 99.1     Press release, dated January 10, 2005, announcing addition to senior management team.